Exhibit 99.2

Consumer Capital Group, Inc.

Unaudited Pro-Forma Consolidated Financial Statements

For the Nine Months Ended September 30, 2016

CONTENTS

PAGE

Unaudited Pro-Forma Balance Sheets as of September 30, 2016	2

Unaudited Pro-Forma Statement of Operations for the Year Ended December 31, 2015 and for the Nine Months Ended September 30, 2016	3-4

Notes to the Unaudited Pro-Forma Financial Statements	5-6

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Consumer Capital Group, Inc.

Unaudited Pro-Forma Condensed Balance Sheets

As of September 30, 2016

	CCG	Yin Hang	Pro-Forma Adjustments	Pro-Forma Consolidation
ASSETS
Cash	$1,551,254	$397,547	$	$1,948,801
Advances to suppliers	-	-		-
Prepaid expenses	71,428	-		71,428
Interest receivables	131,450	-		131,450
Other receivables	1,029,675	2,718,611		3,748,286
Loan receivable, net	42,596,291	-		42,596,291
Deferred cost to a related party	1,661,924	-		1,661,924
Total current assets	47,042,022	3,116,158		50,158,180

Property and equipment, net	123,490	62,990		186,480
Goodwill	217,529	-		217,529
Deferred tax asset	354,427	-		354,427
Intangible asset, net	-	1,536,681		1,536,681
Other assets	-	277,119		277,119
Total non-current assets	695,446	1,876,790		2,572,236

Total assets	$47,737,468	$4,992,948	$	$52,730,416

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Loan from individuals	$42,231,735	$-	$	$42,231,735
Accrued interest payable	127,865	-		127,865
Accrued liabilities	200,817	35,981		236,798
Income tax payables	552,881	-		552,881
Taxes payable	702,284	291,997		994,281
Interest payables	770,401	-		770,401
Other payables	-	339,087		339,087
Payable to shareholder	117,767	-		117,767
Related party payables	1,400,008	117,668		1,517,676
Total liabilities	46,103,758	784,733		46,888,491

Stockholders' equity
Common stock, $0.0001 par value; 100,000,000 shares authorized; 31,165,740 issued and outstanding, pro forma	3,218	-		3,218
Discount on common stock issued to founders	(130,741)	-		(130,741)
Additional paid-in capital	6,667,206	3,287,351		9,954,557
Accumulated other comprehensive income	16,568	(332,054)		(315,486)
Accumulated deficit	(5,383,290)	1,252,918		(4,130,372)
Total Consumer Capital Group, Inc. stockholders' equity	1,172,961	4,208,215		5,381,176
Non-controlling interest in subsidiary	460,749	-		460,749
Total stockholders' equity	1,633,710	4,208,215		5,841,925

Total liabilities and stockholders' equity	$47,737,468	$4,992,948	$	$52,730,416

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

2

Consumer Capital Group, Inc.

Unaudited Pro-Forma Condensed Statement of Operations

For the Year Ended December 31, 2015

	CCG	Yin Hang	Pro-Forma Adjustments			Pro-Forma Consolidated

Revenues	$5,025,558	$3,420,504	$			$8,446,062

Operating expenses:
Selling expenses	2,565,109	1,127,488				3,692,597
General and administrative expenses	2,639,126	892,745				3,531,871
Business taxes	300,846	-				300,846
Total operating expenses	5,505,081	2,020,233				7,525,314

Operating income (loss)	(479,423)	1,400,271				920,748
Provision for loan losses	915,982					915,982
Other income (expenses)
Interest income	5,324,704	67				5,324,771
Change in fair value of derivative liabilities	213,498	-				213,498
Other Expense	(99,896)	-				(99,896)
Interest expense	(3,026,796)	-				(3,026,796)
Total other income	2,411,510	67				2,411,577

Income from operations before taxes	1,016,105	1,400,338				2,416,343
Provision for income taxes	434,291	350,085				784,376
Net income	581,814	1,050,253				1,631,967
Less: Net income attributable to Noncontrolling interest	558,460	-				558,460
Net income attributable to Consumer Capital Group, Inc.	$23,354	$1,050,253	$			$1,073,507

Basic and diluted earnings loss per common shares	$0.00	-				$0.06

Weighted average number of common shares outstanding basic and diluted	22,420,839	-		4,680,000	(A)	27,100,839

Comprehensive income loss
Net income	$581,814	$1,050,253	$			$1,631,967
Foreign currency translation adjustment	(191,032)	(161,920)				(352,952)
Comprehensive income, net of tax	$390,782	$888,333	$			$1,279,015
Comprehensive income attributable to noncontrolling interest	-	-				-
Comprehensive income attributable to Consumer Capital Group, Inc.	$390,782	$888,333	$			$1,279,015

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

3

Consumer Capital Group, Inc.

Unaudited Pro-Forma Condensed Statement of Operations

For the Nine Months Ended September 30, 2016

	CCG	Yin Hang		Pro-Forma Adjustments			Pro-Forma Consolidated

Revenues	$11,021,073		$1,976,768	$			$12,997,841

Operating expenses:
Selling expenses	689,722		614,200				1,303,922
General & administrative expenses	1,913,638		654,803				2,568,441
Total operating expenses	2,603,360		1,269,003				3,872,363
Operating income	8,417,713		707,765				9,125,478
Provision for loan losses	(227,215)		-				(227,215)
Other income (expenses)
Other income	21,131		-				21,131
Interest expense	(8,255,725)		(5,538)				(8,261,263)
Total other expenses	(8,234,594)		(5,538)				(8,240,132)
Income (loss) before income taxes	(44,096)		702,227				658,131
Provision for income taxes	(50,809)		175,557				124,748
Net income (loss)	(6,713)		526,670				533,383
Less: Net income (loss) attributable to non-controlling interest	(220,275)		-				220,275
Net income (loss) attributable to Consumer Capital Group, Inc.	$(213,562)		$526,670	$			$313,108

Basic and diluted income (loss) per common shares	$(0.01)	$		$			$0.01

Weighted average number of common shares outstanding - basic and diluted	31,870,511		-		4,680,000	(A)	36,550,511

Comprehensive income (loss)
Net income (loss)	$6,713		$526,670	$			$533,383
Foreign currency translation adjustments	(31,406)		(108,835)				(140,241)
Comprehensive income (loss)	(24,693)		417,835				393,142
Comprehensive income (loss) attributable to non-controlling interest	127,865		-				127,865
Comprehensive income (loss) attributable to Consumer Capital Group, Inc.	$(152,558)		$417,835	$			$265,277

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on the Company's preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial information:

A.	These adjustments reflect the common shares issued for the acquisition of Yin Hang.

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Consumer Capital Group, Inc.

Notes to the Unaudited Pro-Forma Condensed Financial Statements

Note 1. Basis of Presentation

On December 1, 2016, Consumer Capital Group, Inc. (the “Company”), through its variable interest entity, America Arki Network Service Beijing Co., Ltd (the “Company”) entered into certain Share Exchange Agreement with Yin Hang Financial Information Service (Shanghai) Co., Ltd (“Yin Hang”), a company established under the laws of People’s Republic of China Pursuant to the Agreement, the Company agreed to acquire 100% of the capital stock of Yin Hang in exchange for the issuance of 4,680,000 zhishares of Company’s common stock, par value $0.0001 per share, to Yin Hang’s shareholders (the “Acquisition Shares”) for an aggregate acquisition price of $23,400,000 (the “Acquisition”). Pursuant to the terms of the Agreement, all Acquisition Shares shall be locked up for one year upon issuance and Yin Hang’s shareholders may sell up to 2% of the Acquisition Shares after such lock-up period.

These unaudited pro-forma financial statements (“pro-forma financial statements”) have been prepared in accordance with generally accepted accounting principles (“GAAP”). These pro-forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of the Company.

These pro-forma financial statements have been compiled from and include:

(a)	an unaudited pro-forma balance sheet combining the unaudited balance sheets of the Company and Yin Hang as of September 30, 2016, giving effect to the transaction as if it occurred on September 30, 2016.

(b)	an unaudited pro-forma statement of operations combining the unaudited statement of operations of the Company and Yin Hang for the year ended December 31, 2015, giving effect to the transaction as if it occurred on January 1, 2015.

(c)	an unaudited pro-forma statement of operations combining the unaudited statement of operations of the Company and Yin Hang for the nine months ended September 30, 2016, giving effect to the transaction as if it occurred on January 1, 2016.

The unaudited pro-forma financial statements have been compiled using significant accounting policies as set out in the audited financial statements of the Company and Yin Hang for the year ended December 31, 2015. Based on the review of the accounting policies of the Company and Yin Hang, there are no material accounting differences between the accounting policies of the companies. The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

It is management’s opinion that these pro-forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with GAAP applied on a basis consistent with the Company’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro-forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

5

Consumer Capital Group, Inc.

Notes to the Unaudited Pro-Forma Condensed Financial Statements

The unaudited pro-forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro-forma financial information is not necessarily indicative of the result of operations that may be obtained in the future. The pro-forma adjustments and allocations of the purchase price are based in part on provisional estimates of the fair value of the assets acquired and of the liabilities assumed. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro-forma consolidated financial statements.

Note 2. Securities Exchange Agreement between Consumer Capital Group, Inc. and Yin Hang Financial Information Service (Shanghai) Co., Ltd

On December 1, 2016, Consumer Capital Group, Inc. (the “Company”), through its variable interest entity, America Arki Network Service Beijing Co., Ltd (the “Company”) entered into certain Share Exchange Agreement with Yin Hang Financial Information Service (Shanghai) Co., Ltd, a company established under the laws of People’s Republic of China (“Yin Hang”) Pursuant to the Agreement, the Company agreed to acquire 100% of the capital stock of Yin Hang in exchange for the issuance of 4,680,000 shares of Company’s common stock, par value $0.0001 per share, to Yin Hang’s shareholders (the “Acquisition Shares”) for an aggregate acquisition price of $23,400,000 (the “Acquisition”). Pursuant to the terms of the Agreement, all Acquisition Shares shall be locked up for one year upon issuance and Yin Hang’s shareholders may sell up to 2% of the Acquisition Shares after such lock-up period.

Note 3. Pro-Forma Assumptions and Adjustments

The unaudited pro-forma consolidated financial statements incorporate the following pro-forma assumptions and adjustments:

(a)	For purposes of these pro-forma consolidated financial statements, it is assumed that Yin Hang shareholders exchanged Yin Hang all equity for 4,680,000 common shares of Company stock.

Note 4. Pro-forma Income Per Share

Pro-forma basic and diluted loss per share for the year ended December 31, 2015 and the nine months ended September 30, 2016 have been calculated based on weighted average number of CCGN common shares outstanding add the common shares issued for the acquisition of Yin Hang.

	Nine Months Ended September 30, 2016	Year Ended December 31, 2015
Basic pro-forma loss per share computation
Numerator:
Pro-forma net income available to shareholders	$526,670	$1,631,967

Denominator:
Weighted average issued and outstanding common shares	31,870,511	22,420,839
Common shares issued for acquisition of Yin Hang	4,680,000	4,680,000

Pro-forma weighted average shares outstanding	36,550,511	27,100,839
Basic and diluted pro-forma loss per share	$0.01	$0.06

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